EXHIBIT 23.1
                         Consent of Independent Auditor




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Form SB-2 of Unitech Energy Corp. of our report dated March 14, 2005, on our audit of the financial statements of Unitech Energy Corp as of October 31, 2004 and 2003, and for the years then ended.





                                           /s/BATEMAN & CO., INC., P.C.
                                           -------------------------------
                                              BATEMAN & CO., INC., P.C.


Houston, Texas
May 5, 2005